UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) or 50.2 of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): October 29, 2008

MAZAL PHARMACEUTICALS, INC.
(Exact name of registrant as specified in charter)

Nevada	000-27333	20-3761221
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

Address 43 West 33rd Street
New York, New York 10001
Tel 212-444-1019

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 27th 2008 Mr. Eliyahu Tolchinsky the sole officer and director of Mazal Plant Pharmaceuticals Inc   appointed Mr. Chaim .J.Lieberman as his sole successor as officer/director or Mazal Plant Pharmaceuticals and thereafter resigned from all positions in Mazal Plant Pharmaceuticals Inc.

Mr. Chaim.J.Lieberman is the founder of Mazal Plant Pharmaceuticals Inc and the Inventor of the Companies Cholesterol drug patent and is the innovator of whole plant pharmaceutical drugs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mazal Plant Pharmaceuticals Inc

October 29, 2008	By:	/s/ Chaim.J.Lieberman
Chaim.J.Lieberman
Sole director

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